                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[x] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

     [x] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           WATTAGE MONITOR INC.
--------------------------------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [x] No fee required.

          1)  Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------
          2)  Aggregate Number of securities to which transaction applies:

              ------------------------------------------------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------
          4)  Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------
          5)  Total fee paid:

              ------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

          1)  Amount Previously Paid:

              ------------------------------------------------------------------
          2)  Form, Schedule or Registration Statement No.:

              ------------------------------------------------------------------
          3)  Filing Party:

              ------------------------------------------------------------------
          4)  Date Filed:

              ------------------------------------------------------------------

                             WATTAGE MONITOR INC.
                              1100 KIETZKE LANE
                              RENO, NEVADA 89502
                               (775) 327-6000



                                                              September 11, 2000


Dear Shareholders:

      The Board of Directors of Wattage Monitor Inc. (the "Company"), has approved amending, subject to stockholder approval, the Company's existing Articles of Incorporation to increase the total number of shares of common stock which the Company may issue to fifty million shares. This proposal and its possible advantages and disadvantages, is more fully described in the enclosed Proxy Statement. Your vote in favor of this proposal is recommended by your Board of Directors. Receiving your vote on this proposal prior to September 15, 2000 will be appreciated. A card is enclosed for the purpose of giving consent.

      The proposal to increase the authorized number of shares of common stock is being put forth at this time to enable the Company to establish a reserve of common stock large enough to permit it to secure financing to support the Company's existing operations, fund anticipated growth, and expand strategic relationships with third parties.

      If the proposal is not approved, the Company may not be able to obtain sufficient funds to cover the expected shortfall between our revenues and expenditures through 2001.

      Please SIGN, DATE, and MAIL the enclosed Consent Card as soon as possible.

                                              Sincerely,



                                              Gerald R. Alderson
                                              PRESIDENT & CEO

                             WATTAGE MONITOR INC.
                              1100 KIETZKE LANE
                              RENO, NEVADA 89502

                               ---------------
                           SOLICITATION OF CONSENT
                               ---------------

TO THE SHAREHOLDERS OF
WATTAGE MONITOR INC.:

      The Board of Directors of Wattage Monitor Inc. (the "Company") requests your consent in writing, without a meeting, for the following purpose:

      To amend the Company's Amended and Restated Articles of Incorporation to increase the total number of shares of common stock which the Company shall have the ability to issue by twenty-five million to fifty million shares.

      Only Stockholders of record at the close of business on September 8, 2000 (the "Record Date") are entitled to receive the accompanying Proxy Statement and Consent card, and each Stockholder is urged to SIGN, DATE and MAIL the enclosed Consent card as promptly as possible in the self-addressed envelope enclosed for your convenience.

                                      By Order of the Board of Directors,



                                      Daniel I. DeWolf
                                      Secretary

                                      Reno, Nevada
                                      September 11, 2000

--------------------------------------------------------------------------------
YOUR CONSENT IS IMPORTANT, ACCORDINGLY, WE URGE YOU TO COMPLETE, SIGN AND DATE THE ENCLOSED CONSENT CARD AS PROMPTLY AS POSSIBLE AND MAIL IT IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                             WATTAGE MONITOR INC.
                              1100 KIETZKE LANE
                              RENO, NEVADA 89502

                              ------------------
                                PROXY STATEMENT
                              ------------------
                INFORMATION CONCERNING SOLICITATION AND CONSENTS
                              ------------------

GENERAL

      The Board of Directors hereby requests consent from the holders of Common Stock of Wattage Monitor Inc. (the "Company"). Please indicate your "Consent" by SIGNING, DATING and MAILING the enclosed Consent card (the "Consent") in the enclosed envelope.

      These materials were mailed to Stockholders on or about September 11, 2000.

      Requests for information or documents may be directed to the attention of Kristi Grund at (775) 327-6000 or by delivery to the Company's principal executive office. The principal executive office of the Company is located at 1100 Kietzke Lane, Reno, Nevada 89502 and its telephone number is (775) 327-6000.

CONTENTS

      In order to change the number of shares outstanding, a corporation should adopt an amendment of its Articles of Incorporation ("Amendment"). Therefore, the proposal herein provides for a corresponding Amendment.

      The General Corporation Law of Nevada prescribes that an Amendment must be authorized by the Corporation's board, authorized by the Stockholders and certified by the principal officers and then filed with the Nevada Secretary of State. The Company desires to file an Amended and Restated Articles of Incorporation in order to put such Amendment into effect and to restate the Company's existing Articles of Incorporation as theretofore amended and supplemented. The proposed Amendment to the Amended and Restated Articles of Incorporation is set forth in full in Exhibit A.

SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

      On September 8, 2000 (the "Record Date"), there were 13,421,520 shares of common stock, par value $.01 per share ("Common Stock") of the Company issued and outstanding. Only holders of Common Stock of record at the close of business on the Record Date are entitled to consent to the proposal. Each share of Common Stock is entitled to one vote on each matter presented to Stockholders. Voting is on a non-cumulative basis. The shares of Common Stock represented by each properly executed Consent in the accompanying form will, if no contrary instruction is received, be voted FOR the adoption of the proposal. The Board of Directors will be authorized to go forward with this proposal, only if a majority of the Company's outstanding shares of Common Stock consent.

      Only record holders of Common Stock may give a Consent. The Consent card provided may be executed by the record holder or pursuant to authority given by the record holder's written Consent.

      A Stockholder may revoke this Consent at anytime by notifying the Secretary of the Company in writing prior to the receipt by the Company of Consents from the holders of a majority of the Company's outstanding shares of Common Stock in favor of the proposal herein.

      The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Company may use the services of its executive officers and certain Directors to solicit proxies from Stockholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Company's Common Stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

                       SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth, as of August 18, 2000, certain information with respect to the beneficial ownership of each class of the Company's equity securities by each director, each named executive officer of the Company and all directors and executive officers of the Company as a group. The percentages set forth in the table assume 13,421,520 shares of Common Stock outstanding as of August 18, 2000.

      Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3. Unless otherwise indicated the address for each individual is c/o Wattage Monitor Inc., 1100 Kietzke Lane, Reno, Nevada 89502.

      Mr. Alderson's and Mr. Klein's beneficial ownership columns include warrants (exercisable at any time) to purchase an aggregate of 66,666 shares of Common Stock beneficially owned.

      The aggregate amount for Mr. Dumaresq and Mr. Khan includes shares beneficially owned by Verus Capital Corp. which includes warrants (exercisable at any time) to purchase 100,000 shares of Common Stock from Valiant Growth Fund, options to purchase 50,000 shares of Common Stock and options to purchase 250,000 shares of Common Stock underlying our Series B preferred stock.
Mr. Dumaresq and Mr. Khan have the right to acquire 30% and 70% respectively, of the options or the underlying shares. Mr. Dumaresq and Mr. Khan each disclaim beneficial ownership of such shares.

      The numbers in Mr. Ellis', Mr. Westfield's, Mr. Forrest's and Ms. Center's beneficial ownership columns represent options to purchase an aggregate of 432,250 shares of Common Stock, which are immediately exercisable. The numbers do not include options to purchase an additional 343,750 shares of Common
Stock, which are not currently exercisable.

      Mr. DeWolf's beneficial ownership column includes 2,500 shares of Common Stock beneficially owned by his children as a result of their ownership interest in Pine Street Ventures LLC. Mr. DeWolf is married to Pamela Ehrenkranz DeWolf, who owns 12,500 shares of Common Stock. Mr. DeWolf disclaims beneficial ownership of his wife's shares.

      The aggregate amounts for Mr. Alderson, Mr. Klein, Mr. Ellis, Mr. Dumaresq and Mr. DeWolf each include 20,000 options to purchase an aggregate of 100,000 shares of our Common Stock, granted to them. The amount for Mr. Khan includes 10,000 options to purchase 10,000 shares of our Common Stock granted to him.
The options are exercisable immediately.

                                                       Number of Shares of
                                                           Common Stock              Percentage of
        Name and Address of Beneficial Owner            Beneficially Owned       Beneficial Ownership
        ------------------------------------           -------------------       --------------------
        Gerald R. Alderson                                  1,723,243                    12.8%

        Stephen D. Klein                                    1,323,920                     9.8%
        c/o Kirshenbaum Bond & Partners
        145 6th Avenue
        New York, NY 10013

                                                       Number of Shares of
                                                           Common Stock              Percentage of
        Name and Address of Beneficial Owner            Beneficially Owned       Beneficial Ownership
        ------------------------------------           -------------------       --------------------
        Ajmal Khan                                            290,000                     2.1%
        c/o Verus International Ltd.
        #2000 - 1177 West Hastings Street
        Vancouver, BC  V6E 2K3
        Canada

        Alexander Ellis, III                                  263,750                     1.9%

        Joel Dumaresq                                         140,000                     1.0%
        c/o Verus International Ltd.
        #2000 - 1177 West Hastings Street
        Vancouver, BC  V6E 2K3
        Canada

        Robert E. Forrest                                      62,500                       *

        Vicki L. Center                                        62,500                       *

        John D. Westfield                                      53,500                       *

        Daniel I. DeWolf                                       35,000                       *
        c/o Wit Capital Group
        826 Broadway, Sixth Floor
        New York, NY  10003

        All Officers and Directors (9 persons)              3,954,413                    27.5%

            * Less than one percent (1.0%)

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth, as of August 18, 2000, certain information about all persons or entities who, to the Company's knowledge, were beneficial owners of 5% or more of Common Stock of the Company.

      Beneficial ownership is determined in accordance with the rules promulgated by the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. This table is based upon information supplied to us by officers, directors and principal Stockholders. Except as otherwise indicated, we believe that the persons or entities named in the table have sole voting power with respect to all shares of our Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

      The table should be read in conjunction with the information that follows it. The percentages set forth in the table assume 13,421,520 shares of Common Stock outstanding as of August 18, 2000.

      Mr. Lessin's beneficial ownership column includes 564,706 shares of Common Stock beneficially owned through RHL Ventures LLC, warrants (exercisable at any time) to purchase an aggregate of 383,333 shares of Common Stock beneficially owned through RHL Ventures LLC, and 2,541,963 shares of Common Stock owned directly.

      The aggregate beneficial ownership of Salomon Smith Barney Inc.,
Salomon Brothers Holding Company Inc., Salomon Smith Barney Holdings Inc., and Citigroup Inc. (identified in the table below as Salomon Smith Barney/Citigroup) of 2,217,409 shares of the Company's Common Stock is evidenced by the filing of a Schedule 13(g) on December 10, 1999. We are relying solely on that filing for the purposes of this table.

      Mr. Alderson's and Mr. Klein's beneficial ownership columns include warrants (exercisable at any time) to purchase an aggregate of 66,666 shares of Common Stock beneficially owned. Also included are options (exercisable at any time) to purchase an aggregate of 40,000 shares of our Common Stock.


                                                       Number of Shares of
                                                           Common Stock              Percentage of
        Name and Address of Beneficial Owner            Beneficially Owned       Beneficial Ownership
        ------------------------------------           -------------------       --------------------
        Robert H. Lessin                                    3,490,002                    25.3%
        c/o Wit Capital
        826 Broadway, 6th Floor
        New York, NY 10003

        Salomon Smith Barney/Citigroup                      2,217,409                    16.5%

        Gerald R. Alderson                                  1,723,243                    12.8%
        c/o Wattage Monitor
        1100 Kietzke Lane
        Reno, NV 89502

        Stephen D. Klein                                    1,323,920                     9.8%
        c/o Kirshenbaum Bond & Partners
        145 6th Avenue
        New York, NY 10013

                                 PROPOSAL NO. 1

           AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION
               TO EFFECT AN INCREASE IN THE COMPANY'S CAPITAL STOCK

      The Board of Directors of Wattage Monitor Inc. proposes to amend the Company's Amended and Restated Articles of Incorporation to increase the total number of shares of common stock which the Company shall have the ability to issue by twenty-five million to fifty million shares.

      The increase of the authorized number of shares of common stock is being put forth by your Board to enable the Company to establish a reserve of common stock large enough to permit the issuance of certificates of common stock upon securing financing for the Company's operations and/or upon forming strategic relationships with other entities.

      The Amendment to the Company's Amended and Restated Articles of Incorporation is therefore being proposed and recommended by your Board so that the Company may legally issue shares of its Common Stock from time to time as future financing occurs and/or strategic relationships are formed that require such issuances. If the proposal is not approved, the Company may not be able obtain sufficient funds to cover the expected shortfall between revenues and expenditures through 2001.

THE BOARD OF DIRECTORS RECOMMENDS A CONSENT OR VOTE FOR PROPOSAL NO. 1

                                         By Order of the Board of Directors,



                                         Daniel I. DeWolf
                                         Secretary

                                    EXHIBIT A

                                  AMENDMENT TO
                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                              WATTAGE MONITOR INC.

      The undersigned Company, in order to amend its Amended and Restated Articles of Incorporation, hereby certifies as follows:

      FIRST: The name of the Company is Wattage Monitor Inc.

      SECOND: The Company hereby amends its Amended and Restated Articles of Incorporation as follows:

      The first sentence of Article Fourth of the Company's Amended and Restated Articles of Incorporation is amended to increase the total number of shares of common stock which the Company shall have the ability to issue by twenty-five million to fifty million shares. Said Article Fourth of the Amended and Restated Articles of Incorporation is hereby deleted in its entirety and substituted by the following in its place and stead:

                "FOURTH. Authorized Shares.

                      1. The aggregate number of shares which the Company shall have authority to issue is 55,000,000, of which 50,000,000 shares with par value $.01 per share shall be designated "Common Shares," and 5,000,000 shares with par value of $.01 per share shall be designated "Preferred Shares."

                      2. Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Shares as Preferred Shares of any series and, in connection with the creation of each such series, to fix by the resolution or resolutions providing for the issue of shares thereof, the number of shares of such series, and the designations, powers, preferences, and rights, and the qualifications, limitations, and restrictions, of such series, to the full extent now or hereafter permitted by the laws of the State of Nevada."

      THIRD: The amendment effected herein was authorized by a vote of the holders of a majority of all of the outstanding shares entitled to vote thereon pursuant to Sections 78.390 and 78.403 of the General Corporation Law of the State of Nevada.

IN WITNESS WHEREOF, the undersigned hereby executes this document and affirms the facts set forth herein are true under penalties of perjury this ______ day of September, 2000.



                                         ----------------------
                                         Gerald R. Alderson
                                         President



                                         ----------------------
                                         Daniel I. DeWolf
                                         Secretary

                              WATTAGE MONITOR INC.

              CONSENT SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

----------------  ----
Please indicate
your position as  /X/
shown in this
example
----------------  ----

      This Consent card will be executed in the manner directed herein by the undersigned shareholder. If no direction is made, this Consent card shall be deemed to indicate approval on Proposal No. 1.




























                              FOLD AND DETACH HERE

-------------------------------------------------------------------------------
The Board of Directors recommends consent on Proposal No. 1

                                                                          APPROVE         DISAPPROVE         ABSTAIN
PROPOSAL NO. 1

     AMENDMENT TO AMENDED AND RESTATED ARTICLES OF INCORPORATION TO
     EFFECT AN INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF THE
     COMPANY'S COMMON STOCK FROM TWENTY-FIVE MILLION TO FIFTY
     MILLION

    Signature: ___________________________________________

         Date: _________________________

    Signature: ___________________________________________

         Date: _________________________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please have partnership name signed by an authorized person.